Statement of Additional Information Supplement	November 1, 2015

Putnam Absolute Return 500 Fund
Putnam Absolute Return 700 Fund
Statement of Additional Information dated February 28, 2015

The sub-section Fund-specific expense limitation in the Charges and Expenses section is deleted in its entirety and replaced by the following:

Fund-specific expense limitation. Effective November 1, 2015, Putnam Management has contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund through at least February 28, 2017 to the extent that the total annual operating expenses of each fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% and 0.97%, respectively, of each fund’s average net assets. This obligation may be modified or discontinued only with the approval of the Board of Trustees. Please see “Management – The Management Contract – General expense limitation” in Part II of this SAI for a description of another expense limitation that may apply to a fund.

For periods prior to November 1, 2015, Putnam Management contractually agreed to waive fees and/or reimburse expenses of Absolute Return 500 Fund and Absolute Return 700 Fund to the extent that the expenses of each fund (before any applicable performance-based upward or downward adjustment to the fund’s base management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% and 1.10%, respectively, of each fund’s average net assets.